CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Year End Report On Form 10-KSB of 51146, Inc. for the Year Ended January 31, 2006, I, Scott Raleigh,
Chief Executive Officer and Chief Financial Officer of 51146, Inc.
hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such annual Report on Form 10-KSB for the year ended January 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such annual Report on Form 10-KSB for the year ended January 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of 51146, Inc.

Dated: March 10, 2006

51146, INC.


By: /s/ Scott Raleigh
Chief Executive Officer
And Chief Financial Officer